Exhibit 10.6

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. Contract ID Code	Page	Of	Pages
		Firm-Fixed-Price	1		8
2. Amendment/Modification No. P00028	3. Effective Date 2011JUN23	4. Requisition/Purchase Req. No. SEE SCHEDULE	5. Project No. (If applicable)
Code	W56HZV	Code	S1103A

6. Issued By U.S. ARMY CONTRACTING COMMAND CCTA-ADED REBECCA TABOR (586) 282-6290 WARREN, MICHIGAN 48397-5000 HTTP://CONTRACTING.TACOM.ARMY.MIL EMAIL: REBECCA.TABOR@US.ARMY.MIL		7. Administered By (If other than Item 6) DCMA ATLANTA 2300 LAKE PARK DRIVE, SUITE 300 SMYNRA, GA 30080 SCD A PAS NONE Modification ADP PT HQ0336

8. Name And Address Of Contractor (No., Street, County, State and Zip Code)

FORCE PROTECTION INDUSTRIES, INC.

9801 HIGHWAY 78,  STE 3

LADSON, SC  29456-3802

TYPE BUSINESS:  Large Business Performing in U.S.

9A. Amendment Of Solicitation No.
9B. Dated (See Item 11)
		X	10A. Modification Of Contract/Order No. W56HZV-08-C-0028
Code: 1EFH8	Facility Code	10B. Dated (See Item 13) 2007NOV02

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer.

☐ is extended.  ☐ is not extended.

Offer must acknowledge receipts of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15 and returning       copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PROIR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required) SEE SECTION G (IF APPLICABLE)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. It modifies The Contract/Order No. As Described In Item 14.
KIND MOD CODE: 6
A. This Change Order Is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract Order No. In Item 10A.

B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of Far 43.103(B).

C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:
X		D. Other (Specify type of modification and authority) Mutual Agreement of the Parties.

E.		IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Contract Expiration Date:  2012NOV02

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print) Joseph Bolmarcich Director of Contracts	16A. Name And Title Of Contracting Officer (Type or print) JOHN D. JOLOKAI

15B. Contractor/Offeror	15C. Date Signed	16B. United States Of America		16C. Date Signed
/s/ Joseph Bolmarcich	23-June-11	By	/s/ John D. Jolokai	23-Jun-11
(Signature of person authorized to sign)		(Signature of Contracting Officer)

	30-105-02	STANDARD FORM 30 (Rev. 10-83)
NSN 7540-01-152-8070		Prescribed by GSA FAR (48 CFR) 53.243
PREVIOUS EDITIONS UNUSABLE

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. Contract ID Code	Page	Of	Pages
		Firm-Fixed-Price	1		8
2. Amendment/Modification No. P00028	3. Effective Date 2011JUN23	4. Requisition/Purchase Req. No. SEE SCHEDULE	5. Project No. (If applicable)
Code	W56HZV	Code	S1103A

6. Issued By U.S. ARMY CONTRACTING COMMAND CCTA-ADED REBECCA TABOR (586) 282-6290 WARREN, MICHIGAN 48397-5000 HTTP://CONTRACTING.TACOM.ARMY.MIL EMAIL: REBECCA.TABOR@US.ARMY.MIL		7. Administered By (If other than Item 6) DCMA ATLANTA 2300 LAKE PARK DRIVE, SUITE 300 SMYNRA, GA 30080 SCD A PAS NONE Modification ADP PT HQ0336

8. Name And Address Of Contractor (No., Street, County, State and Zip Code)

FORCE PROTECTION INDUSTRIES, INC.

9801 HIGHWAY 78,  STE 3

LADSON, SC  29456-3802

TYPE BUSINESS:  Large Business Performing in U.S.

9A. Amendment Of Solicitation No.
9B. Dated (See Item 11)
		X	10A. Modification Of Contract/Order No. W56HZV-08-C-0028
Code: 1EFH8	Facility Code	10B. Dated (See Item 13) 2007NOV02

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer.

☐ is extended.  ☐ is not extended.

Offer must acknowledge receipts of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15 and returning       copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PROIR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) SEE SECTION G (IF APPLICABLE)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. It modifies The Contract/Order No. As Described In Item 14.
KIND MOD CODE: 6
A. This Change Order Is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract Order No. In Item 10A.

B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority Of Far 43.103(B).

C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:
X		D. Other (Specify type of modification and authority) Mutual Agreement of the Parties.

E.		IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Contract Expiration Date:  2012NOV02

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)	16A. Name And Title Of Contracting Officer (Type or print) JOHN JOLOKAI JOHN.JOLOKAI@US.ARMY.MIL (586) 282-7307

15B. Contractor/Offeror	15C. Date Signed	16B. United States Of America		16C. Date Signed
		By	/SIGNED/	2011JUN23
(Signature of person authorized to sign)		(Signature of Contracting Officer)

	30-105-02	STANDARD FORM 30 (Rev. 10-83)
NSN 7540-01-152-8070		Prescribed by GSA FAR (48 CFR) 53.243
PREVIOUS EDITIONS UNUSABLE

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W56HZV-08-C-0028 MOD/AMD P00028	Page 2 of 8
Name of Offeror or Contractor: FORCE PROTECTION INDUSTRIES, (INC)

SECTION A - SUPPLEMENTAL INFORMATION

1. The purpose of this Modification P00028 to Contract W56HZV-08-C-0028 is to incorporate the following into this contract:

2.     SECTION B:

a)     CLIN 4100AA unit price is changed to include ECN Attachments 0021 through 0024 of the contract. The breakout pricing is added as a narrative.

b)    CLIN 4100AS is added: [***] each Buffalo A2 Vehicles, Unit Price: $[***], Total: $[***].

c)     CLIN 4100AT is added: [***] each Buffalo A2 Bar Armor Kits, Unit Price: $[***], Total: $[***].

d)    CLIN 4100AU is added: Non-recurring Engineering (NRE) for the separation of the Buffalo A2 Vehicles and Bar Armor kits, Total: $[***].

e)     CLIN 5100AA unit price is changed to include ECN Attachments 0021 through 0024 of the contract. The breakout pricing is added as a narrative.

3.     The revised pricing for Ordering Periods 4 and 5 are as follows (prices include ECN Attachments 0021 through 0024 of the contract:

FOURTH ORDERING PERIOD:

Buffalo A2 Vehicles with Bar Armor Installed: $[***]

Buffalo A2 Vehicles without Bar Armor Installed: $[***]

Buffalo A2 Bar Armor Kits: $[***]

FIFTH ORDERING PERIOD:

Buffalo A2 Vehicles with Bar Armor Installed: $[***]

Buffalo A2 Vehicles without Bar Armor Installed: $[***]

Buffalo A2 Bar Armor Kits: $[***]

4. As a result of this modification, the total dollar amount of the contract is increased by $63,830,336.82 from $262,356,901.42 to $326,187,238.24.

5. All other contract terms and conditions remain unchanged and in full force and effect.

••• END OF NARRATIVE A0031 •••

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W56HZV-08-C-0028 MOD/AMD P00028	Page 3 of 8
Name of Offeror or Contractor: FORCE PROTECTION INDUSTRIES, (INC)

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE		AMOUNT

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

4100

NSN: 2355-01-567-4930

FSCM: lEFH8

PART NR: B6EAD

SECURITY CLASS: Unclassified

FOURTH ORDERING PERIOD:

Buffalo A2 Vehicles with Bar Armor Installed:

$[***]

Buffalo A2 Vehicles without Bar Armor Installed:

$[***]

Buffalo A2 Bar Armor Kits: $68,073.39

(End of narrative A001)

			EA	$	[***]

4100AA	OPTION - FOURTH ORDERING PERIOD NOUN: BUFFALO A2 Packaging and Marking Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W56HZV-08-C-0028 MOD/AMD P00028	Page 4 of 8
Name of Offeror or Contractor: FORCE PROTECTION INDUSTRIES, (INC)

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

4100AS	PRODUCTION QUANTITY	[***]	EA	$	[***]	$	[***]

NOUN: BUFFALO A2 W/O BAR ARMOR
PRON: P106M0472T PRON AMD: 01 ACRN: AF
AMS CD: 51108360010

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC	SUPPL
REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD
001	W56HZV1157G801	Y00000	M	2

DEL REL. CD	QUANTITY	DEL DATE
001	[***]	31-JAN-2012
002	[***]	29-FEB-2012
003	[***]	30-MAR-2012
004	[***]	30-APR-2012
005	[***]	31-MAY-2012
006	[***]	29-JUN-2012
007	[***]	31-JUL-2012

FOB POINT: Origin

SHIP TO:
(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W56HZV-08-C-0028 MOD/AMD P00028	Page 5 of 8
Name of Offeror or Contractor: FORCE PROTECTION INDUSTRIES, (INC)

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

4100AT	PRODUCTION QUANTITY	[***]	EA	$	[***]	$	[***]

NOUN: BUFFALO BAR ARMOR KITS
PRON: P196M2102T PRON AMD: 01 ACRN: AD
AMS CD: 51108360009

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC	SUPPL
REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD
001	W56HZV1157G800	Y00000	M	2

DEL REL. CD	QUANTITY	DEL DATE
001	[***]	31-JAN-2012
002	[***]	29-FEB-2012
003	[***]	30-MAR-2012
004	[***]	30-APR-2012
005	[***]	31-MAY-2012
006	[***]	29-JUN-2012
007	[***]	31-JUL-2012

FOB POINT: Origin

SHIP TO:
(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W56HZV-08-C-0028 MOD/AMD P00028	Page 6 of 8
Name of Offeror or Contractor: FORCE PROTECTION INDUSTRIES, (INC)

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

4100AU	SERVICES LINE ITEM			[***]	LO		$	[***]

NOUN: NRE BUFFALO A2 BAR ARMOR PRON: P106M0482T PRON AMD: 01 ACRN: AF AMS CD: 51108360010

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or performance

	DLVR SCH		PERF COMPI.
	REL CD	QUANTITY	DATE
	001	[***]	31-AUG-2011

$ [***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W56HZV-08-C-0028 MOD/AMD P00028	Page 7 of 8
Name of Offeror or Contractor: FORCE PROTECTION INDUSTRIES, (INC)

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE		AMOUNT

5100	SECURITY CLASS: Unclassified

FIFTH ORDERING PERIOD:
Buffalo A2 Vehicles with Bar Armor Installed:
$ [***]
Buffalo A2 Vehicles without Bar Armor Installed:
$ [***]
Buffalo A2 Bar Armor Kits: $ [***]

(End of narrative A001)

5100AA	OPTION - FIFTH ORDERING PERIOD		EA	$	[***]

NOUN: BUFFALO A2 VEHICLE

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONTINUATION SHEET	Reference No. of Document Bing Continued PIIN/SIIN W56HZV-08-C-0028 MOD/AMD P00028	Page 8 of 8
Name of Offeror or Contractor: FORCE PROTECTION INDUSTRIES, (INC)

SECTION G - CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR	OBLG STAT	JO NO	ACRN	PRIOR AMOUNT		INCREASE/ DECREASE		CUMULATIVE AMOUNT
4100AS	P106M0472T	1	0ZCMB7	AF	$	[***]	$	[***]	$	[***]
	51108360010
	P10P50101CBSG

4100AT	P196M2102T	2	9ZCMB5	AD	$	[***]	$	[***]	$	[***]
	51108360009
	P19P50091CBMS

4100AU	P106M0482T	2	0ZCMB7	AF	$	[***]	$	[***]	$	[***]
	51108360010
	P10P50101CBSG

					NET CHANGE		$	[***]

ACRN	ACCOUNTING CLASSIFICATION				INCREASE/ DECREASE
AD	21	92035000091C1C09P51108331E1	S20113	W56HZV	$	[***]
AF	21	02035000001C1C12P51108331E1	S20113	W56HZV	$	[***]
				NET CHANGE	$	[***]

	PRIOR AMOUNT OF AWARD	INCREASE/DECREASE AMOUNT	CUMULATIVE OBLIG AMT
NET CHANGE FOR AWARD	$262,356,901.42	$63,830,336.82	$326,187,238.24

LINE ITEM	ACRN	EDI/SFIS ACCOUNTING CLASSIFICATION
4100AS	AF	21	101220350000	W56HZV	01CIC125110836001031E1P106M0472T	0ZCM97	S20113
4100AT	AD	21	091120350000	W56HZV	91C1C095110836000931E1P196M2102T	9ZCMB5	S20113
4100AU	AF	21	101220350000	W56HZV	01C1C125110836001031E1P106M0482T	0ZCMB7	S20113